UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2013

Taylor Capital Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-50034	36-4108550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9550 West Higgins Road, Rosemont, Illinois	60018
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (847) 653-7978

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On April 19, 2013, Taylor Capital Group, Inc. (the “Registrant”) issued a press release setting forth the Registrant’s financial results for the three month period ended March 31, 2013 . A copy of the Registrant’s press release is attached as Exhibit 99.1 to this report, and the information contained therein is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On April 19, 2013, the Registrant will host a telephone call to review its financial results for the three month period ended March 31, 2013. The presentation materials relating to the earnings release call are available on the Registrant's website, www.taylorcapitalgroup.com, and are attached as Exhibit 99.2 to this report, and the information contained therein is incorporated herein by reference.
The information contained in Items 2.02 and 7.01 of this Form 8-K, including the exhibits and the information contained therein, is being furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and the information shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Taylor Capital Group, Inc. First Quarter 2013 Earnings Release dated April 19, 2013.
99.2	PowerPoint presentation to be delivered by Taylor Capital Group, Inc.'s President & CEO and CFO & COO on April 19, 2013.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 19, 2013

TAYLOR CAPITAL GROUP, INC.

By:	/s/ Randall T. Conte
Randall T. Conte
Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibits
99.1	Taylor Capital Group, Inc. First Quarter 2013 Earnings Release dated April 19, 2013.
99.2	PowerPoint presentation to be delivered by Taylor Capital Group, Inc.'s President & CEO and CFO & COO on April 19, 2013.